MERRILL LYNCH
CORPORATE
HIGH YIELD
FUND, INC.


FUND LOGO




Annual Report

March 31, 1999

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
Corporate High Yield Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH CORPORATE HIGHYIELD FUND, INC.


TO OUR SHAREHOLDERS



The High-Yield Market
During the quarter ended March 31, 1999, the high-yield market produced excellent returns as it rebounded from distressed conditions that prevailed during the August-October 1998 collapse. The benchmark unmanaged CS First Boston High Yield Index registered a total return of +1.64% in contrast to the -3.27% return provided by ten-year US Treasury securities. In our opinion, the divergence between the two markets reflects a reversal of the flight to quality that characterized financial markets during August 1998-November 1998. World economies are normalizing, and the financial markets reflect the improvement, in our view.

The credit quality outlook within the high-yield universe is generally good, but with pockets of weakness. The high-yield market continued to benefit from merger and acquisition activity, particularly in the communications area, with both equity injections and acquisitions producing ratings upgrades. Cyclical industries, such as paper and steel, are improving. On the other hand, the bonds of issuers in certain industries experiencing negative fundamentals, such as oil and gas production and nursing home/extended care, have fallen drastically. We believe the weakness is exacerbated by dealers' lack of willingness to commit liquidity and by the low tolerance to risk on the part of investors still smarting from last year's debacle. This extreme risk aversion has created opportunities in selected issues, which appear to have declined below reasonable levels.

In our view, the high-yield market is attractive for the following reasons.

Valuations are compelling. Yield spreads between high-yield and Treasury securities narrowed by approximately 3.75% during the first quarter of 1999 but remain wide at approximately 6%. This means that an investor receives approximately 6% of additional yield for assuming the higher credit risk and lesser liquidity of high-yield bonds. In our opinion, this spread is quite attractive given the relatively benign credit conditions currently prevailing.

The economic and interest rate outlook is likely to remain favorable, in our view. We expect an environment of modest economic growth and stable interest rates to continue. We believe that it is unlikely that last year's liquidity debacle will recur and that as memories fade, risk aversion is likely to moderate.

Technical conditions are positive. Last year most asset allocators, hedge funds and other opportunistic investors abandoned the high-yield market. The flow of new money into mutual funds was relatively low in the first quarter, reflecting the modest expectations of investors. We believe that greater awareness of valuation will accelerate cash flows and result in improved bond prices.


Portfolio Strategy
Given our positive view on the high-yield market, we are structuring the portfolio to seek to take advantage of anticipated rising bond prices. The portfolio continues to receive steady cash flows from new investors. Since the secondary market has been illiquid and depressed, we have chosen to use these new assets to add to positions where valuations appear compelling. This has reduced the cost basis of a number of holdings initiated since the Fund's inception (May 1, 1998) and the collapse of the high-yield market last fall. These bonds are trading at a discount to par and provide good upside potential in an improving market, in our view.

We sold smaller positions if we were unwilling to add to them and selectively participated in the new-issue market. We also added new issues that have full five-year call protection and therefore provide good upside potential in an environment of falling yields. The overall quality of issues in the Fund is somewhat higher than the market (as measured by CS First Boston High Yield Index), although recent attractive pricing of B-rated issues has brought us closer to the B+ average in the last few months.


Merrill Lynch Corporate High Yield Fund, Inc.
March 31, 1999


Given investors' current aversion to risk, it has been easy to identify attractive investments. Consequently, our cash position has been low, and at March 31, 1999, was 3.1% of net assets.


In Conclusion
We appreciate your ongoing investment in Merrill Lynch Corporate
High Yield Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent T. Lathbury III)
Vincent T. Lathbury III
Senior Vice President and Portfolio Manager



May 17, 1999



After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Merrill Lynch Corporate High Yield Fund, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.




Merrill Lynch Corporate High Yield Fund, Inc.
March 31, 1999


PORTFOLIO INFORMATION
As of March 31, 1999


                                                                                                                   Percent of
Ten Largest Corporate Holdings                                                                                     Net Assets
HMH Properties, Inc.   HMH, a wholly-owned subsidiary of Host Marriott Corporation, owns or holds controlling            2.1%
                       interests in 69 full-service hotels, comprising the majority of Host Marriott's lodging properties. These properties are generally operated under the Marriott and Ritz-Carlton brand names. Host Marriott manages most of the properties for fees based on revenues or operating profit.

Impsat Corp.           Impsat provides private network integrated data and voice services for national and                2.1
                       multinational companies and governmental agencies in Latin America.

Nextel                 Nextel offers digital and analog wireless communication services throughout the United             1.9
Communications,        States. The Company's digital service currently covers approximately 50% of the total US
Inc.                   population and, once completed, will enable Nextel to offer nationwide digital wireless service.

Stena AB               Scandinavia's largest ferry operator, the company operates ferries between Scandinavia,            1.8
                       the United Kingdom, Ireland and Europe. It also owns and runs 30 passenger ships and freighters. It operates through its Stena Line service and Lion Ferry subsidiaries.

TeleWest               TeleWest is one of the largest UK cable TV and telephony operators with 37 franchises              1.7
Communications PLC     covering 5.7 million homes and 365,000 businesses.

PharMerica, Inc.       PharMerica, Inc. provides pharmacy products and services to patients in nursing facilities,        1.7
                       assisted living centers and hospitals. It was recently acquired by Bergen Brunswig Corp., an investment-grade pharmaceutical company.

Call-Net Enterprises   The company is the largest alternative provider of long distance telephone services in             1.6
Inc.                   Canada, marketing under the brand name Sprint Canada. Sprint Communications Company
                       L.P., the third-largest long distance services carrier in the United States, owns the approximately 25% of Company's shares.

AEI Resources Inc.     This is the fourth-largest steam coal company in the United States with good market share          1.6
                       and long-term contracts with electric utilities.

Ocean Energy Inc.      The company is an independent energy company engaged in the exploration, development,              1.6
                       production and acquisition of crude oil and natural gas.

USAir Inc.             US Air is the sixth-largest US airline, with major hubs in Pittsburgh, Charlotte,                  1.5
                       Philadelphia, and Baltimore and routes covering most of the Eastern half of the country.



Merrill Lynch Corporate High Yield Fund, Inc.
March 31, 1999


PORTFOLIO INFORMATION (concluded)


As of March 31, 1999


Quality Profile*                        Percent of
S&P Rating/Moody's Rating          Long-Term Investments

BBB/Baa                                     2.2%
BB/Ba                                      33.4
B/B                                        60.5
CCC/Caa and Lower                           3.9

[FN]
*In cases when bonds are rated differently by Standard & Poor's
 Corporation and Moody's Investors Service, Inc., bonds are categorized according to the higher of the two ratings.


                                         Percent of
Five Largest Industries                  Net Assets

Health Services                             8.2%
Energy                                      6.3
Telephone                                   5.6
Transportation                              4.9
Cable--International                        4.7

Geographic Profile                       Percent of
Top Five Foreign Countries*              Net Assets

Canada                                      7.1%
United Kingdom                              4.1
Argentina                                   3.3
Mexico                                      2.2
Brazil                                      2.0

[FN]
*All holdings are denominated in US dollars.


OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Vincent T. Lathbury III, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Aldona Schwartz, Vice President
Donald C. Burke, Vice President and Treasurer

Gerald M. Richard, Treasurer and Philip M. Mandel, Secretary of Merrill Lynch Corporate High Yield Fund, Inc. have recently retired. Their colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard and Mr. Mandel well in their retirements.


Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Corporate High Yield Fund, Inc.
March 31, 1999


PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These classes of shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Aggregate Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results
                                                                                         Standardized
                                                          3 Month      Since Inception   30-Day Yield
                                                        Total Return     Total Return   As of 3/31/99
ML Corporate High Yield Fund, Inc. Class A Shares*          +4.51%           +2.51%         9.37%
ML Corporate High Yield Fund, Inc. Class B Shares*          +4.33            +1.80          8.82
ML Corporate High Yield Fund, Inc. Class C Shares*          +4.31            +1.75          8.78
ML Corporate High Yield Fund, Inc. Class D Shares*          +4.45            +2.28          8.96
Merrill Lynch High Yield US Corporates, Cash Pay Index**    +1.08            +1.40
CS First Boston High Yield Index**                          +1.64            -1.49
Ten-Year US Treasury Securities***                          -3.27            +6.65

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund commenced operations on 5/01/98.
 **Unmanaged. These market-weighted Indexes mirror the high-yield debt market of securities rated BBB or lower. Since inception total return for Merrill Lynch High Yield US Corporates, Cash Pay Index is from 5/01/98 to 3/31/99. Since inception total return for CS First Boston High Yield Index is from 4/30/98 to 3/31/99.
***Since inception total return is from 4/30/98 to 3/31/99.



Merrill Lynch Corporate High Yield Fund, Inc.
March 31, 1999


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A & Class B Shares compared to growth of an investment in the CS First Boston High Yield Index.
Beginning and ending values are:

                                           5/01/98**       3/99

ML Corporate High Yield Fund, Inc.++--
Class A Shares*                            $ 9,600        $9,841

ML Corporate High Yield Fund, Inc.++--
Class B Shares*                            $10,000        $9,802

CS First Boston High Yield Index++++       $10,000        $9,851


A line graph depicting the growth of an investment in the Fund's Class C & Class D Shares compared to growth of an investment in the CS First Boston High Yield Index.
Beginning and ending values are:

                                           5/01/98**       3/99

ML Corporate High Yield Fund, Inc.++--
Class C Shares*                            $10,000        $10,081

ML Corporate High Yield Fund, Inc.++--
Class D Shares*                            $ 9,600        $9,819

CS First Boston High Yield Index++++       $10,000        $9,851

[FN]
    *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
   **Commencement of operations.
   ++Merrill Lynch Corporate High Yield Fund, Inc. invests primarily in a diversified portfolio of corporate fixed-income securities that are rated in the lower rating categories of the established rating services (BBB/Baa or lower).
++++ This unmanaged market-weighted Index, which mirrors the high-yield debt market, is comprised of securities rated BBB or below. The starting date for the Index is from 4/30/98.

Past performance is not predictive of future performance.



Merrill Lynch Corporate High Yield Fund, Inc.
March 31, 1999


PERFORMANCE DATA (concluded)


Aggregate Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Inception (5/01/98)
through 3/31/99                            +2.51%         -1.59%

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Inception (5/01/98)
through 3/31/99                            +1.80%         -1.98%

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Inception (5/01/98)
through 3/31/99                            +1.75%         +0.81%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (5/01/98)
through 3/31/99                            +2.28%         -1.81%

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


SCHEDULE OF INVESTMENTS
                   S&P    Moody's     Face                                                                     Value
Industries        Rating   Rating    Amount              Bonds                                Cost           (Note 1a)
Bonds

Aerospace--1.7%    B+      B1    $ 7,000,000  Hexcel Corp., 9.75% due 1/15/2009 (f)     $    7,000,000    $    7,113,750
                   B+      B1      5,000,000  Kitty Hawk, Inc., 9.95% due 11/15/2004         4,893,750         4,825,000
                                                                                        --------------    --------------
                                                                                            11,893,750        11,938,750

Airlines--1.5%     B       B1     10,150,000  USAir Inc., 9.625% due 2/01/2001              10,581,375        10,417,351

Automotive--2.2%   B       B2      5,000,000  Collins & Aikman Products, 11.50% due
                                              4/15/2006                                      5,081,250         5,312,500

                   BB+     Ba2    10,000,000  Federal-Mogul Corporation, 7.375% due
                                              1/15/2006 (f)                                  9,958,300         9,826,670
                                                                                        --------------    --------------
                                                                                            15,039,550        15,139,170

Broadcasting--     CCC+    B3      3,000,000  Cumulus Media, Inc., 10.375% due 7/01/2008     3,000,000         3,255,000
Radio &            B+      B2      1,500,000  Globo Comunicacoes e Participacoes, Ltd.,
Television--                                  10.50% due 12/20/2006                            735,000           982,500
2.0%               B+      B2      7,500,000  Globo Comunicacoes e Participacoes, Ltd.,
                                              10.50% due 12/20/2006 (f)                      4,906,250         4,856,250
                   BB      Ba2     5,000,000  Grupo Televisa, SA de CV, 11.875% due
                                              5/15/2006                                      4,610,000         5,150,000
                                                                                        --------------    --------------
                                                                                            13,251,250        14,243,750

Cable--3.5%        B+      B2      7,000,000  Bresnan Communications, 8% due
                                              2/01/2009 (f)                                  7,000,000         7,227,500
                   B+      B2      7,000,000  Charter Communications Holding LLC,
                                              8.625% due 4/01/2009 (f)                       6,978,650         7,192,500
                   B       B2     10,000,000  Echostar DBS Corp., 9.25% due
                                              2/01/2006 (f)                                 10,000,000        10,387,500
                                                                                        --------------    --------------
                                                                                            23,978,650        24,807,500

Cable--            BB-     Ba3     4,500,000  Century Communications Corporation,
Domestic--0.7%                                9.75% due 2/15/2002                            4,725,000         4,725,000


Merrill Lynch Corporate High Yield Fund, Inc.
March 31, 1999


SCHEDULE OF INVESTMENTS (continued)
                   S&P    Moody's     Face                                                                     Value
Industries        Rating   Rating    Amount              Bonds                                Cost           (Note 1a)
Bonds (continued)

Cable--            B-      B3    $10,000,000  NTL Incorporated, 11.753% due
International--                               10/01/2008 (c)(f)                         $    6,109,051    $    6,900,000
4.7%               CCC     Caa3   15,000,000  Supercanal Holdings SA, 11.50% due
                                              5/15/2005 (f)                                 10,240,000         6,825,000
                                              TeleWest Communications PLC:
                   B+      B1      7,000,000      10.793% due 10/01/2007 (c)                 6,010,210         6,160,000
                   B+      B1      5,000,000      11.25% due 11/01/2008 (f)                  5,000,000         5,850,000
                   B       B3     11,000,000  United International Holdings, 12.37% due
                                              2/15/2008 (a)(c)                               6,581,121         7,521,250
                                                                                        --------------    --------------
                                                                                            33,940,382        33,256,250

Chemicals--0.7%    BB-     Ba3     5,000,000  ISP Holdings Inc., 9.75% due 2/15/2002         5,256,250         5,175,000

Child Care--       B-      B3      8,750,000  Kindercare Learning Centers, Inc.,
1.3%                                          9.50% due 2/15/2009                            8,652,500         8,837,500

Communications--   B+      B2     16,750,000  Impsat Corp., 12.375% due 6/15/2008           15,065,000        14,991,250
2.1%

Computer           B       B2      6,000,000  Hadco Corp., 9.50% due 6/15/2008               5,893,000         5,955,000
Services/          B-      B2      6,000,000  Zilog Inc., 9.50% due 3/01/2005                4,732,500         5,010,000
Electronics--                                                                           --------------    --------------
1.6%                                                                                        10,625,500        10,965,000

Conglomerates--    B-      B3      5,000,000  Eagle-Picher Industries, 9.375%
1.3%                                          due 3/01/2008                                  4,600,000         4,837,500
                   B+      NR*     5,000,000  Voto-Votorantim O/S Trading, 8.50% due
                                              6/27/2005 (f)                                  4,638,750         4,256,250
                                                                                        --------------    --------------
                                                                                             9,238,750         9,093,750

Consumer           B       B3     10,000,000  Corning Consumer Products, 9.625% due
Products--2.3%                                5/01/2008                                      9,428,219         7,950,000
                   B       B2      8,500,000  Revlon Consumer Products, 9% due
                                              11/01/2006                                     8,390,975         8,457,500
                                                                                        --------------    --------------
                                                                                            17,819,194        16,407,500

Consumer           B-      Caa3    3,500,000  AP Holdings Inc., 11.174% due
Services--1.7%                                3/15/2008 (c)                                  2,284,850         2,012,500
                   BB+     Ba3    10,000,000  Protection One Alarm Monitoring, 8.125%
                                              due 1/15/2009 (f)                             10,000,000        10,250,000
                                                                                        --------------    --------------
                                                                                            12,284,850        12,262,500

Energy--6.3%       B       B3      4,720,000  Chesapeake Energy Corp., 9.625%
                                              due 5/01/2005                                  4,784,350         3,953,000
                   BBB-    Ba3     5,000,000  Compania Naviera Perez Compac
                                              S.A.C.F.I.M.F.A., 9% due 1/30/2004 (f)         5,085,938         4,887,500
                                              Ocean Energy Inc.:
                   BB+     Ba2     4,000,000      7.625% due 7/01/2005                       3,882,500         3,830,000
                   BB-     B1      7,000,000      8.375% due 7/01/2008                       6,915,490         6,790,000
                   B-      B3      6,000,000  Ocean Rig Norway AS, 10.25% due 6/01/2008      5,840,000         4,230,000
                   B+      B1      6,000,000  Parker Drilling Co., 9.75% due 11/15/2006      6,077,500         5,010,000
                   BB-     Ba3     5,000,000  RBF Finance Co., 11.375% due 3/15/2009 (f)     5,000,000         5,262,500
                   CCC     Caa2    2,500,000  Southwest Royalties Inc., 10.50% due
                                              10/15/2004                                     2,025,000         1,012,500
                   BB-     B1      5,000,000  Tesoro Petroleum Corp., 9% due 7/01/2008       4,971,450         4,987,500
                   C       Caa2    9,000,000  TransAmerican Energy Corp., 0/13% due
                                              6/15/2002 (c)                                  5,713,468         2,261,250
                   B-      B3      3,000,000  United Refining Co., 10.75% due 6/15/2007      2,865,000         2,115,000
                                                                                        --------------    --------------
                                                                                            53,160,696        44,339,250


Merrill Lynch Corporate High Yield Fund, Inc.
March 31, 1999


SCHEDULE OF INVESTMENTS (continued)
                   S&P    Moody's     Face                                                                     Value
Industries        Rating   Rating    Amount              Bonds                                Cost           (Note 1a)
Bonds (continued)

Entertainment--    B+      B1    $ 6,275,000  Intrawest Corp., 9.75% due 8/15/2008      $    6,326,480    $    6,510,312
0.9%

Financial          CCC+    Caa3    5,000,000  Amresco Inc., 9.875% due 3/15/2005             5,090,000         3,812,500
Services--1.2%     BB+     Baa2    5,000,000  SB Treasury Company LLC, 9.40% due
                                              12/29/2049 (d)(f)                              4,980,000         4,908,900
                                                                                        --------------    --------------
                                                                                            10,070,000         8,721,400

Food &             B       B3      5,000,000  Agrilink Foods Inc., 11.875% due
Beverage--1.5%                                11/01/2008 (f)                                 5,000,000         5,387,500
                   B+      B1      5,000,000  Chiquita Brands International Inc.,
                                              9.125% due 3/01/2004                           4,906,250         5,081,250
                                                                                        --------------    --------------
                                                                                             9,906,250        10,468,750

Gaming--3.8%                                  Circus Circus Enterprises, Inc.:
                   BB+     Ba2     2,000,000      9.25% due 12/01/2005                       2,000,000         2,090,000
                   BBB-    Baa3    1,500,000      6.45% due 2/01/2006                        1,365,000         1,369,890
                   BB+     Ba2     4,000,000      7.625% due 7/15/2013                       3,355,000         3,635,000
                   BB+     Ba2     7,000,000  Harrah's Operating Co. Inc., 7.875% due
                                              12/15/2005                                     6,995,000         7,035,000
                   BB+     Ba2    10,000,000  Park Place Entertainment, 7.875% due
                                              12/15/2005                                     9,984,375         9,850,000
                   B       B2      3,000,000  Trump Atlantic City Associates/Funding
                                              Inc., 11.25% due 5/01/2006                     2,972,189         2,670,000
                                                                                        --------------    --------------
                                                                                            26,671,564        26,649,890

Health Services--  B-      Caa1   10,500,000  ALARIS Medical Systems, Inc., 14.993%
8.2%                                          due 8/01/2008 (c)                              4,874,788         6,300,000
                   B+      Ba3     5,000,000  Beverly Enterprises Inc., 9% due 2/15/2006     5,237,500         4,925,000
                   B-      B2     14,000,000  Extendicare Health Services, 9.35% due
                                              12/15/2007                                    12,535,000        10,290,000
                   B+      Ba3    10,000,000  Fresenius Medical Capital Trust II,
                                              7.875% due 2/01/2008                           9,535,000         9,812,500
                   B-      Caa1    7,500,000  Magellan Health Services, 9% due 2/15/2008     7,203,125         6,487,500
                   CCC     B3      4,000,000  Mariner Post--Acute Network, 9.50% due
                                              11/01/2007                                     1,287,500         1,180,000
                   B       B2     11,000,000  PharMerica, Inc., 8.375% due 4/01/2008        11,085,000        11,715,000
                   BB-     Ba3     7,500,000  Tenet Healthcare Corp., 8.125% due
                                              12/01/2008 (f)                                 7,409,975         7,237,500
                                                                                        --------------    --------------
                                                                                            59,167,888        57,947,500

Hotels--3.5%       BB      Ba2     5,000,000  HMH Properties, Inc., 8.45% due
                                              12/01/2008                                     4,983,200         5,000,000
                   BB      Ba2    10,000,000  Host Marriott LP, 8.375% due
                                              2/15/2006 (f)                                 10,000,000        10,112,500
                   BB-     B2     10,000,000  Signature Resorts, Inc., 9.25%
                                              due 5/15/2006                                  9,766,250         9,750,000
                                                                                        --------------    --------------
                                                                                            24,749,450        24,862,500

Independent Power  B+      Ba1     8,000,000  The AES Corporation, 8.375% due 8/15/2007      7,690,000         7,880,000
Producers--2.5%    BB      Ba2     5,000,000  Calpine Corp., 7.75% due 4/15/2009             4,996,900         4,996,900
                   B-      B2      9,500,000  Panda Global Energy Co., 12.50% due
                                              4/15/2004                                      3,715,462         4,512,500
                                                                                        --------------    --------------
                                                                                            16,402,362        17,389,400

Industrial         B       B3      5,000,000  Anthony Crane Rental LP, 10.375% due
Services--2.4%                                8/01/2008                                      5,011,250         5,006,250
                   B       B3      8,000,000  Neff Corp., 10.25% due 6/01/2008               7,940,640         8,340,000


Merrill Lynch Corporate High Yield Fund, Inc.
March 31, 1999


SCHEDULE OF INVESTMENTS (continued)
                   S&P    Moody's     Face                                                                     Value
Industries        Rating   Rating    Amount              Bonds                                Cost           (Note 1a)
Bonds (continued)

Industrial         CCC+    Caa1  $ 2,000,000  Thermadyne Holdings Corp., 12.50%
Services                                      due 6/01/2008 (c)                         $    1,206,521     $     990,000
(concluded)        CCC+    B3      3,000,000  Thermadyne Manufacturing, 9.875% due
                                              6/01/2008                                      2,976,420         2,797,500
                                                                                        --------------    --------------
                                                                                            17,134,831        17,133,750

Internet           B-      B3      7,000,000  PSINet, Inc., 10% due 2/15/2005                7,070,000         7,437,500
Transport--2.0%    B-      B3      6,000,000  Verio Inc., 11.25% due 12/01/2008 (f)          6,000,000         6,795,000
                                                                                        --------------    --------------
                                                                                            13,070,000        14,232,500

Media &                                       Call-Net Enterprises Inc.:
Communi-           BB-     B1      3,000,000      8% due 8/15/2008                           2,986,260         2,970,000
cations--          BB-     B1     13,000,000      8.94% due 8/15/2008 (c)                    8,865,724         8,580,000
International--    BBB-    Ba3     4,000,000  Telefonica de Argentina SA, 11.875% due
2.2%                                          11/01/2004                                     4,400,000         4,310,000
                                                                                        --------------    --------------
                                                                                            16,251,984        15,860,000

Metals &           B-      Caa1   11,000,000  AEI Resources Inc., 11.50% due
Mining--2.9%                                  12/15/2006 (f)                                10,825,000        11,027,500
                   CCC+    B3      5,000,000  Kaiser Aluminum & Chemical Corp., 12.75%
                                              due 2/01/2003                                  4,902,500         4,837,500
                   B       B3      5,000,000  Ormet Corporation, 11% due 8/15/2008 (f)       5,000,000         4,725,000
                                                                                        --------------    --------------
                                                                                            20,727,500        20,590,000

Packaging--0.9%    BB-     B1      6,000,000  Ball Corporation, 8.25% due 8/01/2008          6,000,000         6,225,000

Paper & Forest     CCC+    Caa1    3,000,000  APP International Finance, 11.75% due
Products--3.2%                                10/01/2005                                     2,535,000         2,153,548
                   B       B3      5,000,000  Ainsworth Lumber Company, 12.50% due
                                              7/15/2007 (b)                                  4,179,100         5,325,000
                   B-      B2      5,000,000  Container Corporation of America, 9.75% due
                                              4/01/2003                                      5,025,000         5,262,500
                                              Doman Industries Limited:
                   B+      B1      5,000,000      8.75% due 3/15/2004                        3,137,500         3,250,000
                   B+      B1      5,000,000      Series B, 9.25% due 11/15/2007             2,875,000         3,075,000
                   CCC+    Caa1    7,000,000  Pindo Deli Financial Mauritius, 10.75% due
                                              10/01/2007                                     4,692,500         3,867,500
                                                                                        --------------    --------------
                                                                                            22,444,100        22,933,548

Product            B-      Caa1    5,000,000  Nebco Evans Holding Co., 16.34% due
Distribution--                                7/15/2007 (c)                                  2,592,199         1,775,000
0.8%               CCC     Caa1    7,000,000  US Office Products Co., 9.75% due 6/15/2008    6,742,960         4,095,000
                                                                                        --------------    --------------
                                                                                             9,335,159         5,870,000

Publishing &       BB-     Ba3     1,000,000  Hollinger International Publishing,
Printing--2.2%                                Inc., 9.25% due 2/01/2006                      1,000,000         1,045,000
                   BB-     Ba3     5,000,000  Primedia, Inc., 7.625% due 4/01/2008           4,725,000         4,975,000
                   BB-     B1     10,000,000  World Color Press Inc., 7.75%
                                              due 2/15/2009 (f)                              9,830,100         9,850,000
                                                                                        --------------    --------------
                                                                                            15,555,100        15,870,000

Real Estate--      BB-     Ba3     4,875,000  Forest City Enterprises Inc., 8.50% due
0.7%                                          3/15/2008                                      4,906,406         4,905,469

Restaurants--0.1%  D       Ca      2,000,000  Planet Hollywood International, 12% due
                                              4/01/2005                                      1,970,000           530,000




Merrill Lynch Corporate High Yield Fund, Inc.
March 31, 1999


SCHEDULE OF INVESTMENTS (continued)
                   S&P    Moody's     Face                                                                     Value
Industries        Rating   Rating    Amount              Bonds                                Cost           (Note 1a)
Bonds (concluded)

Steel--1.2%        NR*     B2    $ 5,000,000  CSN Iron SA, 9.125% due 6/01/2007 (f)     $    4,507,750    $    3,737,500
                   B       B2      5,000,000  Weirton Steel Corp., 11.375%
                                              due 7/01/2004                                  5,412,500         4,800,000
                                                                                        --------------    --------------
                                                                                             9,920,250         8,537,500

Telephone--        B       B2     10,000,000  Intermedia Communications Inc.,
Competitive Local                             8.60% due 6/01/2008                            9,740,625        10,050,000
Exchange           B       B3      8,000,000  Level 3 Communications, 9.125% due
Carriers--5.6%                                5/01/2008                                      7,702,500         8,100,000
                                              Metronet Communications:
                   B       B3      8,000,000      9.95% due 6/15/2008 (c)                    5,316,110         6,220,000
                   B       B3      3,500,000      10.625% due 11/01/2008 (f)                 3,525,000         4,095,000
                                              RSL Communications PLC:
                   B-      B2      4,000,000      9.125% due 3/01/2008                       3,672,500         3,980,000
                   B-      B2      2,000,000      12.793% due 3/01/2008 (c)                  1,112,254         1,310,000
                   NR*     Caa1   10,000,000  Viatel Inc., 12.964% due 4/15/2008 (c)         5,918,127         6,175,000
                                                                                        --------------    --------------
                                                                                            36,987,116        39,930,000

Textiles--1.8%     B       B3     10,000,000  Galey & Lord, Inc., 9.125% due 3/01/2008       9,235,000         7,900,000
                   BB      Ba3     5,000,000  Westpoint Stevens Inc., 7.875% due
                                              6/15/2008 (e)                                  4,940,000         5,137,500
                                                                                        --------------    --------------
                                                                                            14,175,000        13,037,500

Transportation--   BB-     NR*     9,000,000  Autopistas del Sol SA, 10.25%
4.9%                                          due 8/01/2009 (f)                              6,902,500         7,245,000
                   BB      Ba3     8,000,000  GS Superhighway Holdings, 10.25% due
                                              8/15/2007                                      5,005,000         3,860,000
                   BB      Ba2    12,500,000  Stena AB, 10.50% due 12/15/2005               13,138,750        13,046,875
                                              TFM, S.A. de C.V.:
                   B+      B2      5,000,000      10.25% due 6/15/2007                       4,647,500         4,400,000
                   B+      B2     10,000,000      13.696% due 6/15/2009 (c)                  6,015,084         5,950,000
                                                                                        --------------    --------------
                                                                                            35,708,834        34,501,875

Waste              BB      Ba2     6,500,000  Allied Waste North America, 7.375% due
Management--                                  1/01/2004                                      6,490,445         6,353,750
1.5%               B+      B2      4,000,000  Safety-Kleen Services, 9.25% due
                                              6/01/2008                                      4,000,000         4,200,000
                                                                                        --------------    --------------
                                                                                            10,490,445        10,553,750

Wireless           BB+     A2      7,000,000  Comcast Cellular Holdings, 9.50%
Communications--                              due 5/01/2007                                  7,223,750         7,980,000
Domestic Paging    CCC+    B3      7,000,000  Metrocall Inc., 11% due 9/15/2008 (f)          6,951,280         6,265,000
& Cellular--3.4%   B-      B2      7,000,000  Nextel Communications, Inc., 9.75% due
                                              8/15/2004 (c)                                  6,555,136         7,245,000
                   CCC+    B3      5,000,000  Nextel Partners Inc., 14% due
                                              2/01/2009 (c)(f)                               2,598,351         2,900,000
                                                                                        --------------    --------------
                                                                                            23,328,517        24,390,000

Wireless           B-      Caa1    7,000,000  Nextel International Inc., 11.656% due
Communications--                              4/15/2008 (c)                                  4,494,399         3,325,000
International--    B+      Ba3     5,000,000  Orange PLC, 8% due 8/01/2008                   4,961,900         5,175,000
1.2%                                                                                    --------------    --------------
                                                                                             9,456,299         8,500,000

Wireless           CCC+    Caa    10,000,000  Dolphin Telecom PLC, 17.059% due
Communications--                              6/01/2008 (c)                                  4,147,280         5,162,500
International Paging
& Cellular--0.7%
                                              Total Investments in Bonds--92.9%            670,415,512       657,912,665




Merrill Lynch Corporate High Yield Fund, Inc.
March 31, 1999


SCHEDULE OF INVESTMENTS (concluded)
                                     Shares                                                                    Value
Industries                            Held               Issue                                Cost           (Note 1a)
Preferred Stocks

Energy--0.0%                                  TCR Holdings (Convertible)(e):
                                       6,426      Class B                               $          386    $          386
                                       3,534      Class C                                          198               198
                                       9,317      Class D                                          494               494
                                      19,277      Class E                                        1,214             1,214
                                                                                        --------------    --------------
                                                                                                 2,292             2,292

Product Distribution--0.0%             5,714  Nebco Evans Holding Co. (b)                      529,904           221,418

Publishing & Printing--0.7%           50,000  Primedia, Inc.                                 4,837,500         4,762,500

Wireless Communications--              5,159  Crown Castle International Corp. (b)           5,174,900         5,623,310

Domestic Paging & Cellular--1.2%       2,719  Rural Cellular Corp. (b)                       2,708,153         2,691,810
                                                                                        --------------    --------------
                                                                                             7,883,053         8,315,120

                                              Total Investments in
                                              Preferred Stocks--1.9%                        13,252,749        13,301,330

                                     Face
                                    Amount

Short-Term Securities

Commercial                       $11,568,000  General Motors Acceptance Corp.,
Paper**--3.0%                                 5.13% due 4/01/1999                           11,568,000        11,568,000
                                  10,000,000  Xerox Credit Corp., 4.82% due 4/19/1999        9,975,900         9,975,900

                                              Total Investments in
                                              Short-Term Securities--3.0%                   21,543,900        21,543,900

Total Investments--97.8%                                                                $  705,212,161       692,757,895
                                                                                        --------------
Other Assets Less Liabilities--2.2%                                                                           15,780,847
                                                                                                          --------------
Net Assets--100.0%                                                                                        $  708,538,742
                                                                                                          ==============


  *Not Rated.
 **Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rate paid at the time of purchase by the Fund.
(a)Each $1,000 face amount contains one warrant of United International Holdings, Inc.
(b)Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(c)Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
(d)The security is a perpetual bond and has no definite maturity date.
(e)Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $5,140,000, representing 0.7% of net assets.

                              Acquisition                         Value
   Issue                         Date(s)         Cost           (Note 1a)

   TCR Holdings (Class B)
   (Convertible Preferred)     12/10/1998     $      386       $      386
   TCR Holdings (Class C)
   (Convertible Preferred)     12/10/1998            198              198
   TCR Holdings (Class D)
   (Convertible Preferred)     12/10/1998            494              494
   TCR Holdings (Class E)
   (Convertible Preferred)     12/10/1998          1,214            1,214
   Westpoint Stevens Inc.,      6/3/1998-
   7.875% due 6/15/2008         9/4/1998       4,940,000        5,137,500
                                              ----------       ----------
   Total                                      $4,942,292       $5,139,792
                                              ==========       ==========

(f)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

See Notes to Financial Statements.




Merrill Lynch Corporate High Yield Fund, Inc.
March 31, 1999


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of March 31, 1999
Assets:             Investments, at value (identified cost--$705,212,161) (Note 1a)                       $  692,757,895
                    Receivables:
                      Securities sold                                                $   17,059,062
                      Interest                                                           15,827,863
                      Capital shares sold                                                 2,967,311
                      Dividends                                                             107,812           35,962,048
                                                                                     --------------
                    Deferred organization expenses (Note 1e)                                                      67,017
                    Prepaid expenses and other assets (Note 1e)                                                  162,948
                                                                                                          --------------
                    Total assets                                                                             728,949,908
                                                                                                          --------------

Liabilities:        Payables:
                      Securities purchased                                               14,979,482
                      Capital shares redeemed                                             2,270,868
                      Dividends to shareholders (Note 1f)                                 2,118,029
                      Distributor (Note 2)                                                  404,535
                      Investment adviser (Note 2)                                           312,124           20,085,038
                                                                                     --------------
                    Accrued expenses and other liabilities                                                       326,128
                                                                                                          --------------
                    Total liabilities                                                                         20,411,166
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  708,538,742
                                                                                                          ==============

Capital             Class A Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                     $      136,635
                    Class B Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                          5,335,130
                    Class C Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                          1,266,790
                    Class D Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                            786,026
                    Paid-in capital in excess of par                                                         712,368,790
                    Undistributed realized capital gains on investments--net                                   1,099,637
                    Unrealized depreciation on investments--net                                              (12,454,266)
                                                                                                          --------------
                    Net assets                                                                            $  708,538,742
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $12,864,286 and 1,366,349
Value:              shares outstanding                                                                    $         9.42
                                                                                                          ==============
                    Class B--Based on net assets of $502,377,299 and 53,351,298
                    shares outstanding                                                                    $         9.42
                                                                                                          ==============
                    Class C--Based on net assets of $119,280,762 and 12,667,899
                    shares outstanding                                                                    $         9.42
                                                                                                          ==============
                    Class D--Based on net assets of $74,016,395 and 7,860,261
                    shares outstanding                                                                    $         9.42
                                                                                                          ==============



                    See Notes to Financial Statements.



Merrill Lynch Corporate High Yield Fund, Inc.
March 31, 1999


FINANCIAL INFORMATION (continued)

Statement of Operations for the Period May 1, 1998++ to March 31, 1999
Investment          Interest and discount earned                                                          $   40,198,547
Income              Dividends                                                                                    944,574
(Note 1d):          Other                                                                                        235,607
                                                                                                          --------------
                    Total income                                                                              41,378,728
                                                                                                          --------------

Expenses:           Investment advisory fees (Note 2)                                $    2,515,345
                    Account maintenance and distribution fees--Class B (Note 2)           2,177,115
                    Account maintenance and distribution fees--Class C (Note 2)             579,024
                    Transfer agent fees--Class B (Note 2)                                   202,746
                    Registration fees (Note 1e)                                             201,169
                    Account maintenance fees--Class D (Note 2)                              119,401
                    Accounting services (Note 2)                                             95,192
                    Transfer agent fees--Class C (Note 2)                                    50,099
                    Custodian fees                                                           34,230
                    Transfer agent fees--Class D (Note 2)                                    26,596
                    Directors' fees and expenses                                             25,904
                    Professional fees                                                        25,620
                    Printing and shareholder reports                                         25,152
                    Amortization of organization expenses (Note 1e)                          17,207
                    Pricing services                                                          5,923
                    Transfer agent fees--Class A (Note 2)                                     4,962
                    Other                                                                     7,174
                                                                                     --------------
                    Total expenses                                                        6,112,859
                    Reimbursement of expenses (Note 2)                                   (1,065,969)
                                                                                     --------------
                    Total expenses after reimbursement                                                         5,046,890
                                                                                                          --------------
                    Investment income--net                                                                    36,331,838
                                                                                                          --------------

Realized &          Realized gain on investments--net                                                          1,099,637
Unrealized          Unrealized depreciation on investments--net                                              (12,454,266)
Gain (Loss) on                                                                                            --------------
Investments--       Net Increase in Net Assets Resulting from Operations                                  $   24,977,209
Net (Notes 1b,                                                                                            ==============
1d & 3):



                  ++Commencement of operations.

                    See Notes to Financial Statements.


Merrill Lynch Corporate High Yield Fund, Inc.
March 31, 1999


FINANCIAL INFORMATION (concluded)

Statement of Changes in Net Assets
                                                                                                          For the Period
                                                                                                        May 1, 1998++ to
Increase (Decrease) in Net Assets:                                                                        March 31, 1999
Operations:         Investment income--net                                                                $   36,331,838
                    Realized gain on investments--net                                                          1,099,637
                    Unrealized depreciation on investments--net                                              (12,454,266)
                                                                                                          --------------
                    Net increase in net assets resulting from operations                                      24,977,209
                                                                                                          --------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                                   (826,433)
(Note 1f):            Class B                                                                                (24,983,066)
                      Class C                                                                                 (6,174,842)
                      Class D                                                                                 (4,347,497)
                                                                                                          --------------
                    Net decrease in net assets resulting from dividends to shareholders                      (36,331,838)
                                                                                                          --------------
Capital Share       Net increase in net assets derived from capital share transactions                       719,793,371
Transactions                                                                                              --------------
(Note 4):

Net Assets:         Total increase in net assets                                                             708,438,742
                    Beginning of period                                                                          100,000
                                                                                                          --------------
                    End of period                                                                         $  708,538,742
                                                                                                          ==============

                  ++Commencement of operations.

                    See Notes to Financial Statements.


Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                                 For the Period
                                                                              May 1, 1998++ to March 31, 1999
Increase (Decrease) in Net Asset Value:                                Class A       Class B      Class C     Class D
Per Share           Net asset value, beginning of period              $    10.00   $    10.00   $    10.00    $    10.00
Operating                                                             ----------   ----------   ----------    ----------
Performance:        Investment income--net                                   .79          .73          .72           .77
                    Realized and unrealized loss on investments--net        (.58)        (.58)        (.58)         (.58)
                                                                      ----------   ----------   ----------    ----------
                    Total from investment operations                         .21          .15          .14           .19
                                                                      ----------   ----------   ----------    ----------
                    Less dividends from investment income--net              (.79)        (.73)        (.72)         (.77)
                                                                      ----------   ----------   ----------    ----------
                    Net asset value, end of period                    $     9.42   $     9.42   $     9.42    $     9.42
                                                                      ==========   ==========   ==========    ==========

Total Investment    Based on net asset value per share                     2.51%+++     1.80%+++     1.75%+++      2.28%+++
Return:**                                                             ==========   ==========   ==========    ==========


Ratios to Average   Expenses, net of reimbursement                          .52%*       1.27%*       1.31%*         .75%*
Net Assets:                                                           ==========   ==========   ==========    ==========
                    Expenses                                                .76%*       1.52%*       1.57%*        1.01%*
                                                                      ==========   ==========   ==========    ==========
                    Investment income--net                                 9.39%*       8.61%*       8.53%*        9.10%*
                                                                      ==========   ==========   ==========    ==========

Supplemental        Net assets, end of period (in thousands)          $   12,864   $  502,377   $  119,281    $   74,017
Data:                                                                 ==========   ==========   ==========    ==========
                    Portfolio turnover                                    49.40%       49.40%       49.40%        49.40%
                                                                      ==========   ==========   ==========    ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Corporate High Yield Fund, Inc.
March 31, 1999


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Corporate High Yield Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. Prior to commencement of operations on May 1, 1998, the Fund had no operations other than those relating to organizational matters and the issue of 10,000 capital shares of the Fund to Fund Asset Management, L.P. ("FAM") for $100,000. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean of the most recent bid and ask prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price at the close of such exchanges. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund which may use a matrix system for valuations.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.


Merrill Lynch Corporate High Yield Fund, Inc.
March 31, 1999


When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are amortized on a straight line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of ML & Co., which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.60%, on an annual basis, of the average daily value of the Fund's net assets. For the period May 1, 1998 to March 31, 1999, FAM earned fees of $2,515,345, of which $1,042,353 was voluntarily waived. FAM also reimbursed the Fund additional expenses of $23,616.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:
                                     Account    Distribution
                                 Maintenance Fee     Fee

Class B                               0.25%         0.50%
Class C                               0.25          0.55
Class D                               0.25           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the period May 1, 1998 to March 31, 1999, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                       MLFD         MLPF&S

Class A                              $ 1,288       $ 12,707
Class D                              $48,832       $528,167

Merrill Lynch Corporate High Yield Fund, Inc.
March 31, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


For the period May 1, 1998 to March 31, 1999, MLPF&S received contingent deferred sales charges of $535,790 and $74,091 relating to transactions in Class B and Class C Shares of the Portfolio, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, PFD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period May 1, 1998 to March 31, 1999 were $879,512,179 and $202,126,676, respectively.

Net realized gains (losses) for the period May 1, 1998 to March 31, 1999 and net unrealized loss as of March 31, 1999 were as follows:

                                     Realized
                                      Gains       Unrealized
                                     (Losses)       Losses

Long-term investments            $  1,103,251   $  (12,454,266)
Short-term investments                 (3,614)              --
                                 ------------   --------------
Total                            $  1,099,637   $  (12,454,266)
                                 ============   ==============

As of March 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $12,527,435, of which $21,968,145 related to appreciated securities and $34,495,580 related to depreciated securities. The aggregate cost of investments at March 31, 1999 for Federal income tax purposes was $705,285,330.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $719,793,371 for the period May 1, 1998 to March 31, 1999.

Transactions in capital shares for each class were as follows:


Class A Shares for the  Period                      Dollar
May 1, 1998++ to March 31, 1999       Shares        Amount

Shares sold                         2,330,105   $   21,930,940
Shares issued to shareholders
in reinvestment of dividends           57,215          529,164
                                 ------------   --------------
Total issued                        2,387,320       22,460,104
Shares redeemed                    (1,023,471)      (9,511,391)
                                 ------------   --------------
Net increase                        1,363,849   $   12,948,713
                                 ============   ==============

[FN]
++Prior to May 1, 1998 (commencement of operations), the Fund issued
  2,500 shares to MLAM for $25,000.


Class B Shares for the  Period                      Dollar
May 1, 1998++ to March 31, 1999       Shares        Amount

Shares sold                        61,308,556   $  583,441,531
Shares issued to shareholders
in reinvestment of dividends        1,188,964       11,030,045
                                 ------------   --------------
Total issued                       62,497,520      594,471,576
Automatic conversion of
shares                                (23,309)        (221,805)
Shares redeemed                    (9,125,413)     (84,440,756)
                                 ------------   --------------
Net increase                       53,348,798   $  509,809,015
                                 ============   ==============

[FN]
++Prior to May 1, 1998 (commencement of operations), the Fund issued
  2,500 shares to MLAM for $25,000.


Class C Shares for the  Period                      Dollar
May 1, 1998++ to March 31, 1999       Shares        Amount

Shares sold                        15,012,995   $  143,340,616
Shares issued to shareholders
in reinvestment of dividends          351,594        3,266,291
                                 ------------   --------------
Total issued                       15,364,589      146,606,907
Shares redeemed                    (2,699,190)     (25,083,407)
                                 ------------   --------------
Net increase                       12,665,399   $  121,523,500
                                 ============   ==============

[FN]
++Prior to May 1, 1998 (commencement of operations), the Fund issued
  2,500 shares to MLAM for $25,000.


Class D Shares for the  Period                      Dollar
May 1, 1998++ to March 31, 1999       Shares        Amount

Shares sold                        10,622,611   $  101,293,239
Automatic conversion of
shares                                 23,308          221,805
Shares issued to shareholders
in reinvestment of dividends          197,476        1,830,079
                                 ------------   --------------
Total issued                       10,843,395      103,345,123
Shares redeemed                    (2,985,634)     (27,832,980)
                                 ------------   --------------
Net increase                        7,857,761   $   75,512,143
                                 ============   ==============

[FN]
++Prior to May 1, 1998 (commencement of operations), the Fund issued
  2,500 shares to MLAM for $25,000.



Merrill Lynch Corporate High Yield Fund, Inc.
March 31, 1999

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Corporate High Yield Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Corporate High Yield Fund, Inc. as of March 31, 1999, the related statements of operations and changes in net assets and the financial highlights for the period May 1, 1998 (commencement of operations) to March 31, 1999. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and finan-cial highlights present fairly, in all material respects, the financial position of Merrill Lynch Corporate High Yield Fund, Inc. as of March 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the period May 1, 1998 to March 31, 1999 in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
May 18, 1999
</AUDIT-REPORT>